UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 06, 2026

Onterris, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39394	46-4195044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5120 Northshore Drive
North Little Rock, Arkansas		72118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 501 900-6400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000004 par value per share	ONT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 6, 2026, Onterris, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on March 12, 2026, the record date for the Annual Meeting, 36,169,781 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 32,070,741.34 shares of common stock, or approximately 88.67% of the outstanding shares entitled to vote, were represented in person or by proxy and, therefore, a quorum was present.

The stockholders of the Company voted on the following items at the Annual Meeting:

1.
The election of three directors to hold office until the 2027 Annual Meeting of Stockholders.
2.
The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
3.
The approval, on a non-binding and advisory basis, of the compensation of our named executive officers (“Say-on-Pay”).

For more information about the foregoing proposals, see the Company’s definitive proxy statement filed March 24, 2026.

The results of the voting at the Annual Meeting are as follows:

1.
Election of Directors

The following nominees for election as director of the Company received the number of votes set opposite their respective names:

Director Nominee	For	Withhold	Broker Non-Votes
Vincent P. Colman	28,937,774	728,075.34	2,404,892
Peter M. Graham	27,703,952	1,961,897.34	2,404,892
Richard E. Perlman	24,706,543	4,959,306.34	2,404,892

Based on the votes set forth above, the director nominees were duly elected.

2.
The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 received the following votes:

For	Against	Abstain	Broker Non-Votes
31,677,269.34	324,510	68,962	0

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was duly ratified.

3.
The approval, on a non-binding and advisory basis, of the compensation of our named executive officers (“Say-on-Pay”)

The non-binding advisory Say-on-Pay vote received the following votes:

For	Against	Abstain	Broker Non-Votes
24,870,933	4,792,525.34	2,391	2,404,892

Based on the votes set forth above, Say-on-Pay was duly approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Onterris, Inc.

Date:	May 11, 2026	By:	/s/ Nasym Afsari
Nasym Afsari General Counsel and Secretary